EX99.B(o)


                             WELLS FARGO FUNDS TRUST
                           RULE 18f-3 MULTI-CLASS PLAN


I.       _________Introduction.

         Pursuant to Rule 18f-3 under the Investment Company Act of 1940, as amended (the "1940 Act"), this Rule 18f-3 Multi-Class Plan (the "Plan") sets forth the method for allocating fees and expenses among each class of shares in the separate investment portfolios (the "Funds") of Wells Fargo Funds Trust (the "Trust"). In addition, the Plan sets forth the maximum initial sales charges, contingent deferred sales charges ("CDSCs"), Rule 12b-1 distribution fees, shareholder servicing fees, conversion features, exchange privileges and other shareholder services applicable to each class of shares of the Funds.

         The Trust is an open-end series investment company registered under the 1940 Act, the shares of which are registered on Form N-1A under the Securities Act of 1933. The Trust hereby elects to offer multiple classes of shares of the Funds pursuant to the provisions of Rule 18f-3 and the Plan. Appendix A, as it may be amended from time to time, lists the Funds that have approved the Plan and the classes of each such Fund. Each such Fund that has authorized the issuance of multiple classes of shares is referred to as a "Multi-Class Fund" hereunder.

II.      _________Allocation of Expenses.

         A._______Mandatory Class Expenses. Pursuant to Rule 18f-3, the Trust allocates to each class of shares of a Multi-Class Fund: (i) any fees and expenses incurred by the Fund in connection with the distribution of such class of shares under a distribution plan adopted for such class of shares pursuant to Rule 12b-1; and (ii) any fees and expenses incurred by the Fund under a shareholder servicing plan in connection with the provision of shareholder administrative or liaison services to the holders of such class of shares.

         B._______Discretionary Class Expenses. In addition, pursuant to Rule 18f-3, the Trust may allocate the following fees and expenses to a particular class of shares of a Multi-Class Fund:

          (i) transfer agent fees identified by the transfer agent as being attributable to such class of shares;

          (ii) printing and postage expenses related to preparing and distributing materials such as shareholder reports, notices, prospectuses, reports, and proxies to current shareholders of that class or to regulatory agencies with respect to such class of shares;

         (iii) blue sky notification or other filing fees incurred with respect to such class of shares;

         (iv) Securities and Exchange Commission registration fees incurred with respect to such class of shares;

         (v)      the  expense  of   administrative   personnel   and   services
                  (including, but not limited to, those of a portfolio accountant, custodian or dividend paying agent charged with calculating net asset values or determining or paying dividends) as required to support the shareholders of such class of shares;

         (vi) litigation or other legal expenses incurred with respect to such class of shares;

         (vii) fees of the Trust's Trustees incurred with respect to matters affecting such class of shares;

         (viii) independent accountants' fees incurred with respect to such class of shares; and

         (ix) any other fees and expenses, not including advisory or custodial fees or other expenses related to the management of the Fund's assets, incurred with respect to such class of shares.

         For all purposes under this Plan, fees and expenses incurred "with respect to" a class of shares are those fees and expenses that are actually incurred in a different amount by the class or that relate to a different kind or degree of services provided to the class. Any decision to treat expenses referenced in this Subsection B as class expenses and any subsequent changes to such decision will be reviewed and approved by the Board of Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust.

         C._______Relative Net Asset Value Allocation. Income, realized and unrealized capital gains and losses, and any expenses of a Multi-Class Fund not allocable to a particular class of the Fund pursuant to this Plan shall be allocated to each class of the Fund based upon the relative net asset value of that class in relation to the aggregate net asset value of the Fund. In certain cases, a service provider for a Multi-Class Fund may waive or reimburse all or a portion of the expenses of a specific class of shares of the Multi-Class Fund. The Board of Trustees will monitor any such waivers or reimbursements to ensure that they do not generate inappropriate cross-subsidization between classes.

III.     _________Class Arrangements.

         The following summarizes the maximum initial sales charges, CDSCs, Rule 12b-1 distribution fees, shareholder servicing fees, conversion features, exchange privileges and other shareholder services applicable to a particular class of shares of the Multi-Class Funds. Appendix A sets forth the actual sales charges, Rule 12b-1 fees and shareholder servicing fees of each class of shares of each Multi-Class Fund. Additional details and restrictions regarding such fees and services are set forth in the relevant Fund's current Prospectus and Statement of Additional Information.

         _________A._______Class A Shares -- Multi-Class Funds

1. Maximum Initial Sales Charge: Not to exceed 5.75% of the net asset value at the time of purchase, as further specified in Appendix A.

2. Contingent Deferred Sales Charge: Class A shares that are purchased at NAV in amounts of $1,000,000 or more will be assessed a 1.00% CDSC if they are redeemed within one year from the date of purchase.

3. Maximum Annual Rule 12b-1 Distribution Fee: Not to exceed 0.25% of average daily net assets attributable to Class A shares, as further specified in Appendix A.

4. Maximum Annual Shareholder Servicing Fee: Not to exceed 0.25% of average daily net assets attributable to Class A shares, as further specified in Appendix A.

5.       Conversion Features:  None

6. Exchange Privileges: As described in the current prospectus for each Fund.

         _________B._______Class B Shares -- Multi-Class Funds

1.       Maximum Initial Sales Charge:  None

2. Contingent Deferred Sales Charge: Class B shares that are redeemed within six years from the receipt of a purchase order affecting such shares are subject to a CDSC equal to the indicated percentage of the dollar amount equal to the lesser of the net asset value ("NAV") at the time of purchase of the Class B shares being redeemed or the NAV of such shares at the time of redemption. No CDSC is imposed on Class B shares purchased through reinvestment of dividends or capital gain distributions.


Redemption Within:      1 Year    2 Years    3 Years    4 Years    5 Years   6 Years   7 Years
-----------------       ------    -------    -------    -------    -------   -------   -------
        CDSC:            5.0%       4.0%       3.0%       3.0%       2.0%     1.0%     0.0%

3. Maximum Annual Rule 12b-1 Distribution Fee: Not to exceed 0.75% of average daily net assets attributable to Class B shares, as further specified in Appendix A.

4. Maximum Annual Shareholder Servicing Fee: Not to exceed 0.25% of average daily net assets attributable to Class B shares, as further specified in Appendix A.

5. Conversion Features: Class B shares of a Multi-Class Fund that have been outstanding for seven years after the end of the month in which the shares were initially purchased automatically convert to Class A shares of such Fund. Such conversion is on the basis of the relative NAVs of the two classes, without the imposition of any sales charge or other charge.

6. Exchange Privileges: As described in the current prospectus for each Fund.

         C.       Class C Shares-- Multi-Class Funds

1. Maximum Initial Sales Charge: None

2. Contingent Deferred Sales Charge: Class C shares that are redeemed within one year of the receipt of a purchase order affecting such shares are subject to a CDSC equal to 1.00% of an amount equal to the lesser of NAV at the time of purchase of the Class C shares being redeemed or the NAV of such shares at the time of redemption. No CDSC is imposed on Class C shares purchased through reinvestment of dividends or capital gain distributions.

3. Maximum Annual Rule 12b-1 Distribution Fee: Not to exceed 0.75% of average daily net assets attributable to Class C shares, as further specified in Appendix A.

4. Maximum Annual Shareholder Servicing Fee: Not to exceed 0.25% of average daily net assets attributable to Class C shares, as further specified in Appendix A.

5. Conversion Features: None

6. Exchange Privileges: As described in the current prospectus for each Fund.

                  D.       Institutional Class Shares -- Multi-Class Funds

1.       Maximum Initial Sales Charge:  None

2.       Contingent Deferred Sales Charge:  None

3.       Maximum Annual Rule 12b-1 Distribution Fee:  None

4. Maximum Annual Shareholder Servicing Fee: Not to exceed 0.10% of average daily net assets attributable to Institutional Class shares, as further specified in Appendix A.

5.       Conversion Features:  None.

6. Exchange Privileges: As described in the current prospectus for each Fund.

                  E.       Service Class Shares -- Multi-Class Funds

1.       Maximum Initial Sales Charge:  None

2.       Contingent Deferred Sales Charge:  None

3.       Maximum Annual Rule 12b-1 Distribution Fee:  None

4. Maximum Annual Shareholder Servicing Fee: Not to exceed 0.25% of the average daily net assets attributable to Service Class shares, as further specified in Appendix A.

5.       Conversion Features:  None.

6.   Exchange Privileges: As described in the current prospectus for each Fund.

7.       Other Class-Specific Shareholder Services:  None

         F.   Class O Shares -- Multi-Class Funds:

1.       Maximum Initial Sales Charge:  None

2.       Contingent Deferred Sales Charge:  None

3.       Maximum Annual Rule 12b-1 Distribution Fee:  None.

4. Maximum Annual Shareholder Servicing Fee: Not to exceed 0.20 of average daily net assets attributable to Class O Shares, as further specified in Appendix A.

5.       Conversion Features:  None.

6.   Exchange Privileges: As described in the current prospectus for the Fund.

7.       Other Class-Specific Shareholder Services:  None.

IV.      Board Review.

   The Board of Trustees of the Trust shall review the Plan as it deems necessary. Prior to any material amendment(s) to the Plan with respect to any Multi-Class Fund's shares, the Trust's Board of Trustees, including a majority of the Trustees that are not interested persons of the Trust, shall find that the Plan, as proposed to be amended (including any proposed amendments to the method of allocating class and/or fund expenses), is in the best interest of each class of shares of the Fund individually and the Fund as a whole. In considering whether to approve any proposed amendment(s) to the Plan, the Trustees of the Trust shall request and evaluate such information as they consider reasonably necessary to evaluate the proposed amendment(s) to the Plan.



Adopted:  March 26, 1999

                                   APPENDIX A



--------------------------------------------- -------------- -------------- --------------- ----------------
                Funds Trust                      Maximum                                        Maximum
             Multi Class Funds                   Initial        Maximum     Maximum 12b-1     Shareholder
                                              Sales Charge       CDSC            Fee         Servicing Fee
--------------------------------------------- -------------- -------------- --------------- ----------------
--------------------------------------------- -------------- -------------- --------------- ----------------
1.       Arizona Tax-Free Fund
         Class A                                  4.50           1.00*           None            0.25
         Class B                                  None           5.00            0.75            0.25
         Institutional Class                      None           None            None            None
--------------------------------------------- -------------- -------------- --------------- ----------------
--------------------------------------------- -------------- -------------- --------------- ----------------
2.       Asset Allocation Fund
         Class A                                  5.75           1.00*           None            0.10
         Class B                                  None           5.00            0.75            0.10
         Class C                                  None           1.00            0.75            0.10
         Institutional Class                      None           None            None            None
--------------------------------------------- -------------- -------------- --------------- ----------------
--------------------------------------------- -------------- -------------- --------------- ----------------
3.       California Tax-Free Fund
         Class A                                  4.50           1.00*           None            0.25
         Class B                                  None           5.00            0.75            0.25
         Class C                                  None           1.00            0.75            0.25
         Institutional Class                      None           None            None            None
--------------------------------------------- -------------- -------------- --------------- ----------------
--------------------------------------------- -------------- -------------- --------------- ----------------
4.       California Limited Term Tax-Free
     Fund
         Class A                                  4.50           1.00*           None            0.25
         Institutional Class                      None           None            None            None
--------------------------------------------- -------------- -------------- --------------- ----------------
--------------------------------------------- -------------- -------------- --------------- ----------------
5.       California Tax-Free Money Market
     Fund
         Class A                                  None           None            None            0.25
         Service Class                            None           None            None            None
--------------------------------------------- -------------- -------------- --------------- ----------------
--------------------------------------------- -------------- -------------- --------------- ----------------
6.       Cash Investment Money Market Fund
         Institutional Class                      None           None            None            None
         Service Class                            None           None            None            0.25
--------------------------------------------- -------------- -------------- --------------- ----------------
--------------------------------------------- -------------- -------------- --------------- ----------------
7.       Colorado Tax-Free Fund
         Class A                                  4.50           1.00*           None            0.25
         Class B                                  None           5.00            0.75            0.25
         Institutional Class                      None           None            None            None
--------------------------------------------- -------------- -------------- --------------- ----------------
--------------------------------------------- -------------- -------------- --------------- ----------------
8.       Corporate Bond Fund
         Class A                                  4.50           1.00*           None            0.25
         Class B                                  None           5.00            0.75            0.25
         Class C                                  None           1.00            0.75            0.25
--------------------------------------------- -------------- -------------- --------------- ----------------
--------------------------------------------- -------------- -------------- --------------- ----------------
9.       Diversified Equity Fund
         Class A                                  5.75           1.00*           None            0.25
         Class B                                  None           5.00            0.75            0.25
         Class C                                  None           1.00            0.75            0.25
         Institutional Class                      None           None            None            None
--------------------------------------------- -------------- -------------- --------------- ----------------
--------------------------------------------- -------------- -------------- --------------- ----------------
10.      Diversified Small Cap Fund
         Class A                                  5.75           1.00*           None            0.25
         Class B                                  None           5.00            0.75            0.25
         Institutional Class                      None           None            None            0.10
--------------------------------------------- -------------- -------------- --------------- ----------------
--------------------------------------------- -------------- -------------- --------------- ----------------
11.      Equity Income Fund
         Class A                                  5.75           1.00*           None            0.25
         Class B                                  None           5.00            0.75            0.25
         Class C                                  None           1.00            0.75            0.25
         Institutional Class                      None           None            None            None
--------------------------------------------- -------------- -------------- --------------- ----------------
--------------------------------------------- -------------- -------------- ---------------
12.      Equity Index Fund
     Class A                                      5.75           1.00*           None            0.25
     Class B                                      None           5.00            0.75            0.25
     Class O                                      None           None            None            0.20
--------------------------------------------- -------------- -------------- --------------- ----------------
--------------------------------------------- -------------- -------------- --------------- ----------------
13.      Equity Value Fund
         Class A                                  5.75           1.00*           None            0.25
         Class B                                  None           5.00            0.75            0.25
         Class C                                  None           1.00            0.75            0.25
         Institutional Class                      None           None            None            None
--------------------------------------------- -------------- -------------- --------------- ----------------
--------------------------------------------- -------------- -------------- --------------- ----------------
14.      Government Money Market Fund
         Class A                                  None           1.00*           None            0.25
         Service Class                            None           None            None            None
--------------------------------------------- -------------- -------------- --------------- ----------------
--------------------------------------------- -------------- -------------- --------------- ----------------
15.      Growth Balanced Fund
         Class A                                  5.75           1.00*           None            0.25
         Class B                                  None           5.00            0.75            0.25
         Class C                                  None           1.00            0.75            0.25
         Institutional Class                      None           None            None            None
--------------------------------------------- -------------- -------------- --------------- ----------------
--------------------------------------------- -------------- -------------- --------------- ----------------
16.      Growth Equity Fund
         Class A                                  5.75           1.00*           None            0.25
         Class B                                  None           5.00            0.75            0.25
         Class C                                  None           1.00            0.75            0.25
         Institutional Class                      None           None            None            None
--------------------------------------------- -------------- -------------- --------------- ----------------
--------------------------------------------- -------------- -------------- --------------- ----------------
17.      Growth Fund
         Class A                                  5.75           1.00*           None            0.25
         Class B                                  None           5.00            0.75            0.25
         Institutional Class                      None           None            None            None
--------------------------------------------- -------------- -------------- --------------- ----------------
--------------------------------------------- -------------- -------------- --------------- ----------------
18.      Income Fund
         Class A                                  4.50           1.00*           None            0.25
         Class B                                  None           5.00            0.75            0.25
         Institutional Class                      None           None            None            None
--------------------------------------------- -------------- -------------- --------------- ----------------
--------------------------------------------- -------------- -------------- --------------- ----------------
19.      Income Plus Fund
         Class A                                  4.50           1.00*           None            0.25
         Class B                                  None           5.00            0.75            0.25
         Class C                                  None           1.00            0.75            0.25
--------------------------------------------- -------------- -------------- --------------- ----------------
--------------------------------------------- -------------- -------------- --------------- ----------------
20.      Index Allocation Fund
         Class A                                  5.75           1.00*           None            0.25
         Class B                                  None           5.00            0.75            0.25
         Class C                                  None           1.00            0.75            0.25
--------------------------------------------- -------------- -------------- --------------- ----------------
--------------------------------------------- -------------- -------------- --------------- ----------------
21.      Intermediate Government Income Fund
         Class A                                  4.50           1.00*           None            0.25
         Class B                                  None           5.00            0.75            0.25
         Class C                                  None           1.00            0.75            0.25
         Institutional Class                      None           None            None            None
--------------------------------------------- -------------- -------------- --------------- ----------------
--------------------------------------------- -------------- -------------- --------------- ----------------
22.      International Equity Fund
         Class A                                  5.75           1.00*           None            0.25
         Class B                                  None           5.00            0.75            0.25
         Class C                                  None           1.00            0.75            0.25
         Institutional Class                      None           None            None            None
--------------------------------------------- -------------- -------------- --------------- ----------------
--------------------------------------------- -------------- -------------- --------------- ----------------
23.      International Fund
         Class A                                  5.75           1.00*           None            0.25
         Class B                                  None           5.00            0.75            0.25
         Institutional Class                      None           None            None            None
--------------------------------------------- -------------- -------------- --------------- ----------------
--------------------------------------------- -------------- -------------- --------------- ----------------
24.      Large Company Growth Fund
         Class A                                  5.75           1.00*           None            0.25
         Class B                                  None           5.00            0.75            0.25
         Class C                                  None           1.00            0.75            0.25
         Institutional Class                      None           None            None            None
--------------------------------------------- -------------- -------------- --------------- ----------------
--------------------------------------------- -------------- -------------- --------------- ----------------
25.      LifePath Opportunity Fund
         Class A                                  5.75           1.00*           0.25            0.25
         Class B                                  None           5.00            0.75            0.25
         Class C                                  None           1.00            0.75            0.25
         Institutional Class                      None           None            None            0.25
--------------------------------------------- -------------- -------------- --------------- ----------------
--------------------------------------------- -------------- -------------- --------------- ----------------
26.      LifePath 2010 Fund
         Class A                                  5.75           1.00*           0.25            0.25
         Class B                                  None           5.00            0.75            0.25
         Class C                                  None           1.00            0.75            0.25
         Institutional Class                      None           None            None            0.25
--------------------------------------------- -------------- -------------- --------------- ----------------
--------------------------------------------- -------------- -------------- --------------- ----------------
27.      LifePath 2020 Fund
         Class A                                  5.75           1.00*           0.25            0.25
         Class B                                  None           5.00            0.75            0.25
         Class C                                  None           1.00            0.75            0.25
         Institutional Class                      None           None            None            0.25
--------------------------------------------- -------------- -------------- --------------- ----------------
--------------------------------------------- -------------- -------------- --------------- ----------------
28.      LifePath 2030 Fund
         Class A                                  5.75           1.00*           0.25            0.25
         Class B                                  None           5.00            0.75            0.25
         Class C                                  None           1.00            0.75            0.25
         Institutional Class                      None           None            None            0.25
--------------------------------------------- -------------- -------------- --------------- ----------------
--------------------------------------------- -------------- -------------- --------------- ----------------
29.      LifePath 2040 Fund
         Class A                                  5.75           1.00*           0.25            0.25
         Class B                                  None           5.00            0.75            0.25
         Class C                                  None           1.00            0.75            0.25
         Institutional Class                      None           None            None            0.25
--------------------------------------------- -------------- -------------- --------------- ----------------
30.      Limited Term Government Income Fund
         Class A                                  4.50           1.00*           None            0.25
         Class B                                  None           5.00            0.75            0.25
         Institutional Class                      None           None            None            None
--------------------------------------------- -------------- -------------- --------------- ----------------
--------------------------------------------- -------------- -------------- --------------- ----------------
31.      Minnesota Tax-Free Fund
         Class A                                  4.50           1.00*           None            0.25
         Class B                                  None           5.00            0.75            0.25
         Institutional Class                      None           None            None            None
--------------------------------------------- -------------- -------------- --------------- ----------------
--------------------------------------------- -------------- -------------- --------------- ----------------
32.      Money Market Fund
         Class A                                  None           None            None            0.25
         Class B                                  None           5.00            0.75            0.25
--------------------------------------------- -------------- -------------- --------------- ----------------
--------------------------------------------- -------------- -------------- --------------- ----------------
33.      National Tax-Free Fund
         Class A                                  4.50           1.00*           None            0.25
         Class B                                  None           5.00            0.75            0.25
         Class C                                  None           1.00            0.75            0.25
         Institutional Class                      None           None            None            None
--------------------------------------------- -------------- -------------- --------------- ----------------
--------------------------------------------- -------------- -------------- --------------- ----------------
34.      National Tax-Free Institutional
     Money Market Fund
         Institutional Class                      None           None            None            None
         Service Class                            None           None            None            0.25
--------------------------------------------- -------------- -------------- --------------- ----------------
--------------------------------------------- -------------- -------------- --------------- ----------------
35.      Oregon Tax-Free Fund
         Class A                                  4.50           1.00*           None            0.25
         Class B                                  None           5.00            0.75            0.25
         Institutional Class                      None           None            None            None
--------------------------------------------- -------------- -------------- --------------- ----------------
--------------------------------------------- -------------- -------------- --------------- ----------------
36.      Small Cap Growth Fund
         Class A                                  5.75           1.00*           None            0.25
         Class B                                  None           5.00            0.75            0.25
         Class C                                  None           1.00            0.75            0.25
         Institutional Class                      None           None            None            0.10
--------------------------------------------- -------------- -------------- --------------- ----------------
--------------------------------------------- -------------- -------------- --------------- ----------------
37.      Small Cap Opportunities Fund
         Class A                                  5.75           1.00*           None            0.25
         Class B                                  None           5.00            0.75            0.25
         Institutional Class                      None           None            None            0.10
--------------------------------------------- -------------- -------------- --------------- ----------------
--------------------------------------------- -------------- -------------- --------------- ----------------
38.      Small Cap Value Fund
         Class A                                  5.75           1.00*           None            0.25
         Class B                                  None           5.00            0.75            0.25
         Institutional Class                      None           None            None            0.10
--------------------------------------------- -------------- -------------- --------------- ----------------
--------------------------------------------- -------------- -------------- --------------- ----------------
39.      Stable Income Fund
         Class A                                  1.50           1.00*           None            0.25
         Class B                                  None           5.00            0.75            0.25
         Institutional Class                      None           None            None            None
--------------------------------------------- -------------- -------------- --------------- ----------------
--------------------------------------------- -------------- -------------- --------------- ----------------
40.      100% Treasury Money Market Fund
         Class A                                  None           None            None            0.25
         Service Class                            None           None            None            None
--------------------------------------------- -------------- -------------- --------------- ----------------
--------------------------------------------- -------------- -------------- --------------- ----------------
41.      Treasury Plus Institutional Money
     Market Fund
         Institutional Class                      None           None            None            None
         Service Class                            None           None            None            0.25
--------------------------------------------- -------------- -------------- --------------- ----------------

--------------------
* Class A shares that are purchased at NAV in amounts of $1,000,000 or more will be assessed a 1.00% CDSC if they are redeemed within one year from the date of purchase. All other Class A shares will not have a CDSC.


Adopted:  March 26, 1999, as amended on October 28, 1999.